EXHIBIT 21
SUBSIDIARIES OF THE DOW CHEMICAL COMPANY
At December 31, 1996
                                                    Location of       Percent
                                                    Incorporation      Owner-
                                                    or Organization*     ship

The Dow Chemical Company                            Delaware
   Arabian Chemical Company Limited                 Saudi Arabia           50
   Arabian Chemical Company (Latex) Limited         Saudi Arabia           50
   DC Partnership Management Inc.                   Delaware              100
      DowBrands L.P. (6)                            Delaware                1
   DCOMCO, Inc.                                     Delaware              100
   DCU/LB Trust (1)                                 California             50
   Derivados Petroquimicos Soc. De Inversion S.A.   Argentina              50
   Destec Energy, Inc.                              Delaware               80
      Alamo Land Company                            Louisiana              57
      Atlantic Power, Inc.                          Delaware              100
         Tri-State Peaker, L.P. (11)                Texas                  60
      Black Mountain Cogen, Inc.                    Delaware              100
      DCG, Inc.                                     Delaware              100
         Delta CoGen Limited Partnership (13)       Texas                  20
      Delta CoGen, Inc.                             Delaware              100
         Delta CoGen Limited Partnership (13)       Texas                  80
      Demex, Inc.                                   Delaware              100
         Destec Energia de Mexico, S.A. de C.V.(14) Mexico                 50
      Demsa, Inc.                                   Delaware              100
         Destec Energia de Mexlco, S.A. de C.V.(14) Mexico                 50
      Destec Asia, Inc.                             Delaware              100
      Destec Constructors, Inc.                     Delaware              100
      Destec-Crockett, Inc.                         Delaware              100
      Destec Energy Canada, Inc.                    Ontario               100
         Blackhorse CoGen, Inc.                     Ontario               100
         Houston Power Partners, Inc.               Ontario               100
         Kingston Power Partners, Inc.              Ontario               100
            Kingston Southern Lights                Ontario                 1
                Limited Partner(15)
               Kingston CoGen                       Ontario                50
                   Limited Partnership (16)
         Kingston Northern Lights, Inc.             Ontario               100
            Kingston CoGen Limited Partnership(16)  Ontario                50
         Kingston Southern Lights                   Ontario                99
             Limited Partnership (15)
         Destec Operating Canada, Inc.              Ontario               100
      Destec Energy (Asia) Pte. Ltd.                Singapore             100
      Destec Energy Mexico, Inc.                    Delaware              100
      Destec Europe, S.A.                           Netherlands           100
      Destec Gas Properties, Inc.                   Delaware              100
         Destec Gas Properties, L.P. (17)           Texas                  50
      Destec Gas Services, Inc.                     Delaware              100
      Destec Holdings, Inc.                         Delaware              100
         BCC CoGen, Inc.                            Texas                 100
            Poso Creek Limited (25)                 Texas                  50
         Bear Claw CoGen, Inc.                      Delaware              100
         Bear Mountain CoGen, Inc.                  Texas                 100
         Brea Canyon CoGen, Inc.                    Texas                 100
         CC CoGen, Inc.                             Texas                 100
         Chalk Cliff CoGen, Inc.                    Texas                 100
         CoGen Kern Bluff, Inc.                     Texas                 100
         CoGen Lime Rock, Inc.                      Texas                 100
         CoGen Lynchburg, Inc.                      Texas                 100
         CoGen Lyondell, Inc.                       Texas                 100

   *Primary location of organization is reported for partnerships.

                                  -66-
                                                    Location of       Percent
                                                    Incorporation      Owner-
                                                    or Organization*     ship

         CoGen Poso Creek, Inc.                     Texas                 100
            PSE CC Investment, L.P. (26)            Texas                   1
            Kern Front Investment, L.P. (27)        Texas                   1
            PSE HS Investment, L.P. (28)            Texas                   1
            Poso Creek Limited (25)                 Texas                  50
         CoGen Power, Inc.                          Texas                 100
            CoGen Power, L.P. (24)                  Delaware               97
         Corona Energy Corporation                  California            100
            CEC Prime, Inc.                         California            100
         Destec Engineering Inc.                    Texas                 100
            Destec FSC Corp. (Barbados)             Barbados              100
         Destec Fuel Resources, Inc.                Texas                 100
            Destec Gas Properties, L.P. (17)        Texas                  50
         Destec Management Services, Inc.           Texas                 100
         Destec Operating Company                   Texas                 100
         Double "C" CoGen, Inc.                     Texas                 100
            PSE CC Investment, L.P. (26)            Texas                  99
         HEP CoGen, Inc.                            Texas                 100
            Harriman Energy Partners, Ltd. (29)     Texas                  60
         Kern Front CoGen, Inc                      Texas                 100
            Kern Front Investment, L.P. (27)        Texas                  99
         Live Oak CoGen, Inc.                       Texas                 100
         Northway CoGen, Inc.                       Texas                 100
            Harriman Energy Partners, Ltd. (29)     Texas                  40
         Rio Grande CoGen, Inc.                     Texas                 100
         SJC CoGen, Inc.                            Texas                 100
         San Joaquin CoGen, Inc.                    Texas                 100
         Sierra CoGen, Inc.                         Texas                 100
            PSE HS Investment, L.P. (28)            Texas                  99
      Destec Latin America Inc.                     Delaware              100
      Destec Miskolc, Inc.                          Delaware              100
      Destec North American Ventures                Delaware              100
         Chesapeake Power, Inc.                     New York              100
            James River Energy Corp.                Texas                 100
            Patowmack Power Partners, L.P.          Virginia               99
      Destec Power Metering Ltd                     Cayman Islands        100
      Destec Power Services, Inc.                   Delaware              100
      Destec Properties, Inc.                       Delaware              100
         Destec Properties Limited Partnership(18)  Nevada                  1
      Destec Sterling, Inc.                         Texas                 100
      Destec Taiwan                                 Delaware              100
      Destec Ventures, Inc.                         Delaware              100
         Destec Properties Limited Partnership(18)  Nevada                 99
      Dry Creek Power, Inc.                         Delaware              100
         Dry Creek Power, L.P. (19)                 Georgia                80
      European Power Holdings BV                    Netherlands           100
         Terneuzen CoGen BV                         Netherlands           100
      Florida CoGen Development, Inc.               Delaware              100
      Florida CoGen Gas Services, Inc.              Delaware              100
      Gasification Services, Inc.                   Delaware              100
         Wabash Coal Gasification, Ltd. (20)        Texas                  40
      Georgia Peaker, Inc.                          Delaware              100
         Middle Georgia Peaker, L.P. (21)           Georgia                20
      Greenbay CoGen, Inc.                          Delaware              100

                                                    Location of       Percent
                                                    Incorporation      Owner-
                                                    or Organization*     ship

      Hart County IPP, Inc.                         Delaware              100
      Hartwell Independent Power Partners, Inc.     Delaware              100
      Hispaniola Power Ventures, Ltd                Cayman Islands        100
      Lime Rock Energy, Inc.                        Delaware              100
      Louisiana Gasification Technology, Inc.       Delaware              100
      MGP, Inc. (Georgia)                           Delaware              100
         Middle Georgia Peaker, L.P. (21)           Georgia                80
      Michigan CoGen, Inc.                          Delaware              100
      Michigan Power, Inc.                          Delaware              100
      OCG CoGen, Inc.                               Delaware              100
      Oyster Creek CoGen, Inc.                      Delaware              100
      Palm Beach CoGen, Inc.                        Delaware              100
      Piedmont (GP), Inc.                           Delaware              100
         Piedmont Power Limited (22)                Texas                  60
      Piedmont (LP), Inc.                           Delaware              100
         Piedmont Power Limited (22)                Texas                  40
      Pilgrim Power, Inc.                           Delaware              100
      Polk County Cogen                             Delaware              100
         Tiger Bay Limited Partnership (23)         Delaware               50
         Central Florida DGE, Inc.                  Delaware               40
            Tiger Bay Limited Partnership (23)      Delaware                1
      Port Arthur CoGen, Inc.                       Delaware              100
         CoGen Power, L.P. (24)                     Delaware                3
      Sandy Creek Power, Inc.                       Delaware              100
         Dry Creek Power, L.P. (19)                 Georgia                20
      Tiger Bay Gas Services                        Delaware              100
      Tri-State Peaker, Inc.                        Delaware              100
         Tri-State Peaker, L.P. (11)                Texas                  40
      UK Energy Holdings Limited                    Netherlands           100
         Indian Queens Power Limited                Netherlands           100
      WR Coal Gasification, Inc.                    Delaware              100
      Warsaw Transmission, Inc.                     Delaware              100
   Dexco Polymers (1)                               Texas                  50
   Diamond Capital Management Inc.                  Delaware              100
   Diamond Technology Partnership Company (7)       Delaware               88
      Chemtech Royalty Associates, L.P. (8)         Delaware               81
         Chemtech Portfolio Inc.                    Texas                 100
      Ifco Inc.                                     Delaware              100
   Dofinco, Inc.                                    Delaware              100
   Dow Quimica Latin America SA                     Uruguay               100
   Dow Austria Ges. mbH                             Austria               100
   Dow Centroamerica S./A.                          Costa Rica            100
   Dow Centroamerica S/A                            Guatemala             100
   Dow Chemical (Australia) Limited                 Australia             100
      Dow Australia Superannuation Fund A Pty Ltd   Australia             100
      Dow Australia Superannuation Fund B Pty Ltd   Australia             100
   Dow Chemical Canada Inc.                         Canada                100
      Dow Capital B.V.                              Netherlands           100
      Dow International Financial Services          Ireland               100
         Dow Capital Public Limited Company         Ireland               100
      Dow International Service Center, NV          Belgium               100
      Dow Pipeline Ltd.                             Canada                100
      DowBrands Canada Inc.                         Canada                100
      Fort Saskatchewan Ethylene Storage            Canada                 50
         Limited Partnership
      H-D Tech Inc. (1)                             Canada                 50
      1069284 Ontario Inc.                          Canada                100
   Dow Chemical (China) Ltd.                        Delaware              100
   Dow Chemical Company Limited                     United Kingdom        100
      Cromarty Petroleum Company Limited (1)        United Kingdom         50

                                                    Location of       Percent
                                                    Incorporation      Owner-
                                                    or Organization*     ship

   Dow Chemical Delaware Corp.                      Delaware              100
   Dow Chemical (Hong Kong) Limited                 Hong Kong             100
   Dow Chemical International Inc. (Panama)         Panama                100
   Dow Chemical International Ltd.                  Delaware              100
      Dow Chemical Thailand Limited                 Thailand              100
      Petroquimica-Dow S.A. (Petrodow)              Chile                  70
   Dow Chemical Japan Limited (10)                  Japan                  88
   Dow Chemical Korea Limited                       Korea                 100
   Dow Chemical (NZ) Limited                        New Zealand           100
   Dow Chemical Pacific Limited                     Hong Kong             100
      Ulsan Pacific Chemical Corporation            Korea                  80
   Dow Chemical (Singapore) Private Limited         Singapore             100
   Dow Chemical Taiwan Ltd.                         Taiwan                100
   Dow Credit Corporation                           Delaware              100
   Dow Deutschland Inc.                             Delaware/German       100
      Dow Chemical Inter-American Limited           Delaware              100
         Dow Quimica de Colombia S.A. (5)           Colombia               10
      Dow Deutschland Anlagengesellschaft GmbH      Germany               100
      Dow Hungary Chemicals                         Hungary               100
          Limited Liability Company
      Dow Portugal Produtos Quimicos S.A.           Portugal              100
      Dow Turkiye A.S. (3)                          Turkey                 40
      DowBrands GmbH                                Germany               100
      Epoxital S.R.L. (1)                           Italy                  50
      Safechem Umwelt Service GmbH                  Germany                51
   Dow Engineering Company                          Delaware              100
      Dow Engineering, Inc.                         Michigan              100
   Dow Environmental Inc.                           Delaware              100
      Radian International LLC                      Delaware               60
         Corporacion Radian, S.A. de C.V.           Mexico                100
         D-R Holding NV                             Netherlands           100
            Ecobilan SA                             France                100
               Ecoaudit SA                          France                100
               Ecobalance Inc.                      Delaware              100
               Ecobilan S.R.L.                      Italy                 100
            Dow Environmental Canada Inc.           Canada                100
            Dow Umweltservice GmbH                  Germany               100
         Radian Ceramics Development Corporation    Delaware              100
         Radian Engineering, Inc.                   Delaware              100
         Radian D-Tech Inc.                         Delaware               51
         Radian International Canada Inc            Canada                100
         Radian International Pty Ltd               Australia             100
         Radian International S.A.                  Argentina             100
         Radian Overseas Mgmt Co                    Delaware              100
         Radian S.E.A. Limited                      Thailand              100
         Radian Systems Corp.                       Delaware              100
         Tecnologias y Sevicios Ambientales,        Chile                  55
             Tesam S.A.
   Dow Europe Holding N.V.                          Netherlands           100
      DowBrands Holding GmbH                        Germany               100
      Dow Belgium                                   Belgium               100
      Dow Benelux N.V.                              Netherlands           100
         C&P Botlek International BV                Netherlands           100
            C&P Botlek International CV (4)         Netherlands            10
         C&P Botlek International CV (4)            Netherlands            90
         Polyol Belgium N.V. (30)                   Belgium                 1
         Rofan Automation and Information           Netherlands           100
            Systems B.V.
      Dow Chemical Iberica S.A.                     Spain                  99
         DowBrands Espanola S.A.                    Spain                 100
         Transformadora De Estileno S.A. (1)        Spain                  50

                                                    Location of       Percent
                                                    Incorporation      Owner-
                                                    or Organization*     ship

      Dow Danmark A/S                               Denmark               100
      Dow France S.A.                               France                100
         DowBrands SA                               France                100
      Dow Italia S.p.A.                             Italy                 100
         First Chemical Factoring SpA               Italy                 100
      Dow Mideast Systems (2)                       Egypt                   1
      Dow Norge A/S                                 Norway                100
      Dow Polska Sp.z.o.o.                          Poland                100
      Dow Southern Africa (Pty) Ltd.                South Africa          100
      Dow Suomi OY                                  Finland               100
      Dow Sverige AB                                Sweden                100
      Polyol International B.V.                     Netherlands           100
         Polyol Belgium N.V. (30)                   Belgium                99
   Dow Europe S.A.                                  Switzerland           100
      Chemtech Royalty Associates, L.P. (8)         Delaware                1
      Dow Export S.A.                               Switzerland           100
      Dow Mideast Systems (2)                       Egypt                   1
      Dow Turkiye A.S. (3)                          Turkey                  1
   Dow Factoring Company S.A.                       Switzerland           100
   Dow Financial Holdings Inc.                      Delaware              100
   Dow Financial Services Inc.                      Delaware              100
      DowBrands L.P. (6)                            Delaware               38
      Dow Holdings Inc.                             Delaware              100
         Dow Corning Corporation (1)                Michigan               50
         Dow Hydrocarbons and Resources Inc.        Delaware              100
            Cayuse Pipeline, Inc.                   Texas                 100
            Dow Intrastate Gas Company              Louisiana             100
            Dow Pipeline Company                    Texas                 100
            Midland Pipeline Corp.                  Delaware              100
               Fort Saskatchewan Ethylene           Canada                 50
                  Storage Corporation
            Promix L.L.C.                           Texas                  50
   Dow Hellas A.E.                                  Greece                100
   Dow International B.V.                           Netherlands           100
   Dow Kakoh Kabushiki Kaisha                       Japan                  65
   Dow MidEast Systems (2)                          Egypt                  98
   Dow Mitsubishi Chemical Ltd(1)                   Japan                  50
   Dow Quimica Argentina S.A. (9)                   Argentina              55
   Dow Quimica Chilena S.A.                         Chile                 100
      Anticorrosivos Industriales Limitada (1)      Chile                  50
   Dow Quimica de Colombia S.A. (5)                 Colombia               90
   Dow Quimica Mexicana S.A. de C.V.                Mexico                100
      Dow Environmental de Mexico, S.A. de C.V.     Mexico                100
   Dow Quimica S.A.                                 Brazil                100
      Dow Quimica do Nordeste LTDA                  Brazil                100
      EDN-Estireno Do Nordeste S A                  Brazil                 68
         EDN-Distribuidora Do Nordeste Ltda.        Brazil                100
         EDN-Poliestireno Do Sul Ltda.              Brazil                100
      Primera-Industria e Comercio Ltda.            Brazil                100
      Keytil Sociedad Anonima                       Uruguay               100
   Dow Services Singapore Pte Ltd.                  Singapore             100
      Dow Financial Holdings Singapore Pte Ltd.     Singapore             100
      S.H.A. Holdings Pte  Ltd.                     Singapore             100
      G.Z. Holdings Pte Ltd.                        Singapore             100
   Dow Trading S.A.                                 Switzerland           100
   Dow Turkiye A.S. (3)                             Turkey                 59
   Dow Venezuela, C.A.                              Venezuela             100
      CV Services Ltd.                              Cayman Islands        100
   Dow-United Technologies Composite Products,      Delaware               50
       Inc. (1)
   DowBrands Inc.                                   Delaware              100
      DowBrands L.P. (6)                            Delaware               31

                                                    Location of       Percent
                                                    Incorporation      Owner-
                                                    or Organization*     ship

   El Dorado Terminals Company (1)                  New Jersey             50
   Ensign Equipment Company, Inc.                   Japan                 100
   Essex Chemical Corporation                       New Jersey            100
      Pioneer Pharmaceuticals, Inc.                 New Jersey            100
   Essex Specialty Products, Inc.                   New Jersey            100
      Diamond Technology Partnership Company (7)    Delaware               12
      Essex Specialty Products, Inc., Canada        Canada                100
      Expandite-Essex Pty. Limited (1)              Australia              50
      Gurit-Essex A.G. (1)                          Switzerland            50
   Etoxilados del Plata S.A.                        Argentina             100
   FilmTec Corporation                              Delaware              100
   Great Western Pipeline Company, Inc.             California            100
   HD Polyurethane Company (1)                      Korea                  50
   INCA International SpA                           Italy                  80
   Joliet Marine Terminal Trust Estate (1)          Illinois               50
   Latin American Pharmaceuticals, Inc.             Delaware              100
      Dow Quimica Argentina S.A. (9)                Argentina              45
      Lepetit International Inc.                    Panama                100
   Liana Limited                                    Delaware              100
      Dorinco Insurance (Ireland) Ltd.              Ireland               100
      Dorinco Reinsurance Company                   Michigan              100
      Dorintal Reinsurance Limited                  Bermuda               100
      Timber Insurance Limited                      Bermuda               100
   P.T. Dow Polymers Indonesia                      Indonesia              80
   P.T. Pacific Indomas Plastic Indonesia (1)       Indonesia              50
   Petroquimica Bahia Blanca S.A.I.C.               Argentina              63
   Petrochemical Investment Co.                     Cayman Islands         50
   Polisur S.A.                                     Argentina              70
   Productos Quimicos Peruanos S/A                  Peru                  100
   Raven Group Ltd.                                 Delaware              100
      Generon Systems Canada                        Canada                100
   Rofan Services Inc.                              Delaware              100
      Airco Generon Systems LP (1)                  Delaware               50
      DH Compounding Company (1)                    Delaware               50
      DowElanco                                     Indiana                60
         DERe Insurance Company                     Indiana               100
         Dintec Agrichemicals                       Indiana                66
         DowElanco Agricultural Products Limited    Mauritius             100
         DowElanco (Barbados) Limited               Barbados              100
         DowElanco China Ltd.                       Delaware              100
         DowElanco International Ltd.               Delaware              100
            DowElanco (Thailand) Ltd.               Thailand              100
         Mycogen Corporation                        Indiana                52
      DowElanco B.V.                                Netherlands            60
         Dintec Agroquimica Produtos Quimicos Lda   Portugal               66
         Dow Chemical Japan Limited (10)            Japan                  12
         DowElanco Argentina S.A.                   Argentina             100
         DowElanco Asia Pacific Sdn Bhd             Malaysia              100
         DowElanco Australia Limited                Australia             100
         DowElanco Canada Inc.                      Canada                100
         DowElanco Chile S.A.                       Chile                 100
         DowElanco Costa Rica S/A                   Costa Rica            100
         DowElanco Danmark A/S                      Denmark               100
         DowElanco de Colombia S.A.                 Colombia              100
         DowElanco Export S.A.                      France                100
         DowElanco GmbH                             Germany               100
         DowElanco Guatemala S/A                    Guatemala             100
         DowElanco Iberica S.A.                     Spain                 100
         DowElanco Industrial Ltda.                 Brazil                100
         DowElanco Italia S.r.L.                    Italy                 100
         DowElanco Limited                          United Kingdom        100

                                                    Location of       Percent
                                                    Incorporation      Owner-
                                                    or Organization*     ship

         DowElanco (Malaysia) Sdn Bhd               Malaysia              100
         DowElanco Mexicana, S.A. de C.V.           Mexico                100
         DowElanco (NZ) Limited                     New Zealand           100
         DowElanco Pacific Limited                  Hong Kong             100
         DowElanco Paraguaya S.A.                   Paraguay              100
         DowElanco Pfanzenschutzmittel Vertriebs    Austria               100
            G.m.b.H.
         DowElanco S.A.                             France                100
         DowElanco Southern Africa (Pty) Ltd.       South Africa          100
         DowElanco Sverige AB                       Sweden                100
         DowElanco Taiwan Ltd.                      Taiwan                100
         DowElanco Tarim A.S.                       Turkey                100
         DowElanco Uruguay SA                       Uruguay               100
         DowElanco Venezuela, C.A.                  Venezuela             100
         P.T. Pacific Chemicals Indonesia           Indonesia             100
      Wenben, Inc.                                  Delaware              100
         DuPont Dow Elastomers L.L.C. (1)           Delaware               50
   Styron Asia Limited (1)                          Hong Kong              50
   Sumitomo Dow Limited (1)                         Japan                  50
   Zhejiang Pacific Chemical Corporation (1)        China                  50

(1) Separate financial statements for these companies have been omitted because of the absence of the conditions under which they are required.
(2) The Dow Chemical Company effective ownership of this company is 100% of which The Dow Chemical Company owns 98%, Dow Europe Holding N.V.
     owns 1% and Dow (Europe) S.A. owns 1%.
(3) The Dow Chemical Company effective ownership of this company is 100% of which The Dow Chemical Company owns 59%, Dow Deutschland Inc. owns 40% and Dow (Europe) S.A. owns 1%.
(4) The Dow Chemical Company effective ownership of this company is 100% of which Dow Benelux N.V. owns 90% and C&P Botlek International BV owns 10%.
(5) The Dow Chemical Company effective ownership of this company is 100% of which The Dow Chemical Company owns 90% and Dow Chemical Inter-American Limited owns 10%.
(6) The Dow Chemical Company effective ownership of this company is 68.98% of which DowBrands Inc. owns 31.02%, Dow Financial Holdings Inc. owns 37.92% and DC Partnership Management Inc. owns .04%
(7) The Dow Chemical Company effective ownership of this company is 100% of which The Dow Chemical Company owns 88.4848% and Essex Specialty Products owns 11.5152%.
(8) The Dow Chemical Company effective ownership of this company is 82.1627% of which Diamond Technology Partnership Company owns 81.0972%, and Dow (Europe) S.A. owns 1.0655%.
(9) The Dow Chemical Company effective ownership of this company is 100% of which The Dow Chemical Company owns 54.75% and Latin American Pharmaceuticals, Inc. owns 45.25%
(10) The Dow Chemical Company effective ownership of this company is 95% of which The Dow Chemical Company owns 87.5% and DowElanco B.V. (whose effective ownership by The Dow Chemical Company is 60%) owns 12.5%.
(11) Destec's effective ownership of this company is 100% of which Atlantic Power, Inc. owns 60% and Tri-State Peaker, Inc. L.P. owns 40%.
(12) This number intentionally left blank.
(13) Destec's effective ownership of this company is 100% of which DCG, Inc. L.P. owns 20% and Delta CoGen,Inc. owns 80%.
(14) Destec's effective ownership of this company is 100% of which Demex, Inc. owns 50% and Demsa Inc. owns 50%.
(15) Destec's effective ownership of this company is 100% of which Kingston Power Partners, Inc. owns 1% and Destec Energy Canada, Inc. owns 99%.
(16) Destec's effective ownership of this company is 100% of which Kingston Northern Lights, Inc. owns 50% and Kingston Southern Lights Limited Partnership owns 50%.
(17) Destec's effective ownership of this company is 100% of which Destec Fuel Resources, Inc. owns 50% and Destec Gas Properties, Inc. owns 50%.
(18) Destec's effective ownership of this company is 100% of which Destec Properties, Inc. owns 1% and Destec Ventures, Inc. owns 99%.
(19) Destec's effective ownership of this company is 100% of which Dry
     Creek Power, Inc. owns 80% and Sandy Creek Power, Inc. owns 20%.
(20) This number intentionally left blank.
(21) Destec's effective ownership of this company is 100% of which MGP, Inc. owns 80% and Georgia Peaker, Inc. owns 20%.
(22) Destec's effective ownership of this company is 100% of which Piedmont (GP), Inc. owns 60% and Piedmont (LP), Inc. owns 40%.
(23) Destec's effective ownership of this company is 51.4% of which Central Florida DGE, Inc. owns 1% and Polk County CoGen, Inc. owns 50.4%.
(24) Destec's effective ownership of this company is 100% of which CoGen Power, Inc. owns 97.5% and Port Arthur CoGen, Inc. owns 2.5%.
(25) Destec's effective ownership of this company is 100% of which CoGen
     Poso Creek, Inc. owns 50% and BCC CoGen, Inc. owns 50%.
(26) Destec's effective ownership of this company is 100% of which Double
     "C" CoGen, Inc. owns 99% and CoGen Poso Creek, Inc. owns 1%.
(27) Destec's effective ownership of this company is 100% of which Kern
     Front CoGen, Inc. owns 99% and CoGen Poso Creek, Inc. owns 1%.
(28) Destec's effective ownership of this company is 100% of which Sierra CoGen, Inc. owns 99% and CoGen Poso Creek, Inc. owns 1%.
(29) Destec's effective ownership of this company is 100% of which Northway CoGen, Inc. owns 40% and HEP CoGen, Inc. owns 60%.
(30) The Dow Chemical Company effective ownership of this company is 100% of which Dow Benelux NV owns .5% and Polyol International BV owns 99.5%.